Warrants Issued to Preferred Stockholders	12 Months Ended
Mar. 31, 2024
Warrants Issued to Preferred Stockholders [Abstract]
Warrants issued to preferred stockholders
19	Warrants issued to preferred stockholders

As a result of the Reverse Recapitalization (see Note 3), the Company has retroactively adjusted the Zoomcar, Inc. warrants outstanding to give effect to the Exchange Ratio to determine the number of Company warrants that they were exchanged for.

Warrants to be converted into Common Stock:

The total outstanding warrants to be converted into common stock was 32,999,472 prior to the consummation of Business Combination by way of a Reverse Recapitalization on December 28, 2023.

The Company’s warrants to purchase common stock were classified as equity on Consolidated Balance Sheet. Upon issuance of the warrant, the Company allocated a portion of the proceeds from the issue of its preferred stock to the warrant based on the relative fair values of warrants and preferred stock.

Warrants to be converted into preferred stock:

The total outstanding warrants to be converted into preferred stock was 3,502,040 prior to the consummation of the Business Combination by way of a Reverse Recapitalization on December 28, 2023.

The Company’s warrants to purchase convertible preferred stock were classified as a liability on the Consolidated Balance Sheet and held at fair value because the warrants are exercisable for contingently redeemable preferred stock, which was classified outside of stockholders’ deficits. The convertible preferred stock warrant liability was subject to remeasurement at the end of each reporting period, and changes in the fair value of the warrant liability are reflected in the Company’s Consolidated Statement of Operations. See Note 34, Fair value measurements.

The changes in fair value of warrants are being recognized under ‘Change in fair value of preferred stock warrant’ within the Consolidated Statement of Operations. On the Closing date of Reverse Recapitalization, the Warrants were reclassified to equity-classified common stock warrants. As a result, the Warrants were adjusted to fair value through Consolidated Statement Of Operations on reclassification which resulted in a (gain)/loss of $5,284,494 and $(420,245) for the year ended March 31, 2024 and March 31, 2023, respectively.

Refer Note 18 for details on warrants issued along with SSCPN.

19 (a)	Warrants related to the Reverse Recapitalization

Public warrants

Prior to the Reverse Recapitalization, the SPAC issued Public Warrants. The Company’s Public Warrants were classified as equity instruments, in accordance with ASC 815-40. On the Closing Date, there were 11,500,000 Public Warrants issued and outstanding.

Private warrants

The common stock, preferred stock and SSCPN warrants described above have been converted into private warrants of the Company at the Exchange Ratio. Accordingly, the warrants holders received 39,113 (39,057,679 prior to Reverse Stock Split) warrants at the Closing of the Reverse Recapitalization. The Private Warrants are classified as equity instruments, in accordance with ASC 815-40. In February 2024, warrant holders exercised the cashless option for 1,102 (1,101,473 prior to Reverse Stock Split) warrants which were converted to 311 equity shares (310,977 equity shares prior to Reverse Stock Split). As on March 31, 2024, 380,011 (37,956,206 prior to Reverse Stock Split) private warrants are outstanding.